UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2012

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300 San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the Quarterly Report on Form 10-Q of Encore Capital Group, Inc. (“Encore”) filed on May 9, 2012, in reliance upon Item 9.01(a) and 9.01(b) of Form 8-K, are filed herewith. The audited financial statements of RioProp Holdings, LLC are not included and not required due to materiality.

(a)(1) Financial Statements of Business Acquired

The following audited consolidated financial statements of Propel Financial Services, LLC (“PFS”) are filed herewith as Exhibit 99.1:

1.	Independent Accountants’ Report

2.	Consolidated Balance Sheet for PFS as of December 31, 2011

3.	Consolidated Statement of Income for PFS for the year ended December 31, 2011

4.	Consolidated Statement of Members’ Equity for PFS for the year ended December 31, 2011

5.	Consolidated Statement of Cash Flows for PFS for the year ended December 31, 2011

6.	Notes to Consolidated Financial Statements

(a)(2) Financial Statements of Business Acquired

The following audited financial statements of RioProp Ventures, LLC (“RioProp”) are filed herewith as Exhibit 99.2:

1.	Independent Accountants’ Report

2.	Balance Sheet for RioProp as of December 31, 2011

3.	Statement of Income for RioProp for the year ended December 31, 2011

4.	Statement of Members’ Equity for RioProp for the year ended December 31, 2011

5.	Statement of Cash Flows for RioProp for the year ended December 31, 2011

6.	Notes to Financial Statements

(a)(3) Financial Statements of Business Acquired

The following audited financial statements of BNC Retax, LLC (“BNC”) are filed herewith as Exhibit 99.3:

1.	Independent Accountants’ Report

2.	Balance Sheet for BNC as of December 31, 2011

3.	Statement of Income for BNC for the year ended December 31, 2011

4.	Statement of Members’ Equity for BNC for the year ended December 31, 2011

5.	Statement of Cash Flows for BNC for the year ended December 31, 2011

6.	Notes to Financial Statements

(b) Pro Forma Financial Statements

Pro forma Condensed Consolidated Financial Statements of Encore are filed herewith as Exhibit 99.4:

1.	Introduction to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

2.	Pro Forma Condensed Consolidated Statement of Financial Condition as of March 31, 2012 (Unaudited)

3.	Pro Forma Condensed Consolidated Statement of Comprehensive Income for the three months ended March 31, 2012 (Unaudited)

4.	Pro Forma Condensed Consolidated Statement of Comprehensive Income for the year ended December 31, 2011 (Unaudited)

5.	Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(d) Exhibits

2.1	Securities Purchase Agreement, dated as of May 8, 2012, by and among Propel Acquisition LLC and McCombs Family Partners, Ltd., JHBC Holdings, LLC and Texas Tax Loans, LLC (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q filed on May 9, 2012)

23.1	Consent of BKD, LLP

99.1	Consolidated Balance Sheet of Propel Financial Services, LLC and related Consolidated Statement of Income, Consolidated Statement of Members’ Equity, and Consolidated Statement of Cash Flows

99.2	Balance Sheet of RioProp Ventures, LLC and related Statement of Income, Statement of Members’ Equity, and Statement of Cash Flows

99.3	Balance Sheet of BNC Retax, LLC and related Statement of Income, Statement of Members’ Equity, and Statement of Cash Flows

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Encore Capital Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: July 24, 2012	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

2.1	Securities Purchase Agreement, dated as of May 8, 2012, by and among Propel Acquisition LLC and McCombs Family Partners, Ltd., JHBC Holdings, LLC and Texas Tax Loans, LLC (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q filed on May 9, 2012)

23.1	Consent of BKD, LLP

99.1	Consolidated Balance Sheet of Propel Financial Services, LLC and related Consolidated Statement of Income, Consolidated Statement of Members’ Equity, and Consolidated Statement of Cash Flows

99.2	Balance Sheet of RioProp Ventures, LLC and related Statement of Income, Statement of Members’ Equity, and Statement of Cash Flows

99.3	Balance Sheet of BNC Retax, LLC and related Statement of Income, Statement of Members’ Equity, and Statement of Cash Flows

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Encore Capital Group, Inc.